                            SCHEDULE 14a INFORMATION
Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                    INVESCO VARIABLE INVESTMENT FUNDS, INC.
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                (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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

INVESCO LOGO
                                         INVESCO VARIABLE INVESTMENT FUNDS, INC.
                                                       INVESCO VIF DYNAMICS FUND
                                                         INVESCO VIF GROWTH FUND
                                                INVESCO VIF HEALTH SCIENCES FUND
                                                     INVESCO VIF HIGH YIELD FUND
                                              INVESCO VIF INDUSTRIAL INCOME FUND
                                                         INVESCO VIF REALTY FUND
                                           INVESCO VIF SMALL COMPANY GROWTH FUND
                                                     INVESCO VIF TECHNOLOGY FUND
                                                   INVESCO VIF TOTAL RETURN FUND
                                                      INVESCO VIF UTILITIES FUND

                                                                  MARCH 23, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dear Shareholder:

    The attached proxy materials seek your approval to make certain changes in the fundamental investment restrictions of INVESCO VIF Dynamics Fund, INVESCO VIF Growth Fund, INVESCO VIF Health Sciences Fund, INVESCO VIF High Yield Fund, INVESCO VIF Industrial Income Fund, INVESCO VIF Realty Fund, INVESCO VIF Small Company Growth Fund, INVESCO VIF Technology Fund, INVESCO VIF Total Return Fund and INVESCO VIF Utilities Fund (each a "Fund" and, collectively, the "Funds"), each a series of INVESCO Variable Investment Funds, Inc. (the "Company"), to elect directors of the Company, and to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of each Fund.

    YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL PROPOSALS. The board believes that the proposed changes are in the best interests of the Funds. You are being asked to approve certain changes to the fundamental investment restrictions of the Funds that will modernize their fundamental investment restrictions and make them more uniform with those of the other INVESCO Funds. The attached proxy materials provide more information about the proposed changes in fundamental investment restrictions and the other matters you are being asked to vote upon.

    YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will permit INVESCO Variable Investment Funds, Inc. to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, date, and sign your proxy card and mail it in the enclosed return envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile, through the Internet, or in person.
                                          Very truly yours,

                                          /s/ Mark H. Williamson

                                          Mark H. Williamson
                                          President
                                          INVESCO Variable Investment Funds,
                                          Inc.

9971

                                         INVESCO VARIABLE INVESTMENT FUNDS, INC.
                                                       INVESCO VIF DYNAMICS FUND
                                                         INVESCO VIF GROWTH FUND
                                                INVESCO VIF HEALTH SCIENCES FUND
                                                     INVESCO VIF HIGH YIELD FUND
                                              INVESCO VIF INDUSTRIAL INCOME FUND
                                                         INVESCO VIF REALTY FUND
                                           INVESCO VIF SMALL COMPANY GROWTH FUND
                                                     INVESCO VIF TECHNOLOGY FUND
                                                   INVESCO VIF TOTAL RETURN FUND
                                                      INVESCO VIF UTILITIES FUND

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                                  MAY 20, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To The Shareholders:

     Notice is hereby given that a special meeting of shareholders (the "Meeting") of INVESCO VIF Dynamics Fund, INVESCO VIF Growth Fund, INVESCO VIF Health Sciences Fund, INVESCO VIF High Yield Fund, INVESCO VIF Industrial Income Fund, INVESCO VIF Realty Fund, INVESCO VIF Small Company Growth Fund, INVESCO VIF Technology Fund, INVESCO VIF Total Return Fund, and INVESCO VIF Utilities Fund (each a "Fund" and, collectively, the "Funds"), each a series of INVESCO Variable Investment Funds, Inc. (the "Company"), will be held on May 20, 1999, at 10:00 a.m., Mountain Time, at the office of INVESCO Funds Group, Inc., 7800 East Union Avenue, Denver, Colorado, for the following purposes:

          1. For each Fund voting separately, to approve certain changes to the fundamental investment restrictions of each Fund;

          2. For the Funds voting together, to elect directors of the Company;

          3. For each Fund voting separately, to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of each Fund; and

          4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of any Fund at the close of business on March 12, 1999. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                          By order of the Board of Directors,

                                          /s/ Glen A. Payne
                                          --------------------------------
                                          Glen A. Payne
                                          Secretary

March 23, 1999
Denver, Colorado

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN


     Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. IF YOU DATE, SIGN, AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, through the Internet, by facsimile machine or in person. To vote by telephone, please call 1-800-690-6903. Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the 12-digit "control" number that appears on your proxy card. To vote via the Internet, please access http://www.proxyvote.com on the World Wide Web. In addition, shares that are registered in your name may be voted by faxing your completed proxy card to 1-800-733-1885. If we do not receive your completed proxy card after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.


     Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                                         INVESCO VARIABLE INVESTMENT FUNDS, INC.

                                                       INVESCO VIF DYNAMICS FUND
                                                         INVESCO VIF GROWTH FUND
                                                INVESCO VIF HEALTH SCIENCES FUND
                                                     INVESCO VIF HIGH YIELD FUND
                                              INVESCO VIF INDUSTRIAL INCOME FUND
                                                         INVESCO VIF REALTY FUND
                                           INVESCO VIF SMALL COMPANY GROWTH FUND
                                                     INVESCO VIF TECHNOLOGY FUND
                                                   INVESCO VIF TOTAL RETURN FUND
                                                      INVESCO VIF UTILITIES FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             7800 EAST UNION AVENUE
                             DENVER, COLORADO 80237
                           (TOLL FREE) 1-800-646-8372

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1999

                               VOTING INFORMATION

     This Proxy Statement is being furnished to shareholders of INVESCO VIF Dynamics Fund ("Dynamics Fund"), INVESCO VIF Growth Fund ("Growth Fund"), INVESCO VIF Health Sciences Fund ("Health Sciences Fund"), INVESCO VIF High Yield Fund ("High Yield Fund"), INVESCO VIF Industrial Income Fund ("Industrial Income Fund"), INVESCO VIF Realty Fund ("Realty Fund"), INVESCO VIF Small Company Growth Fund ("Small Company Growth Fund"), INVESCO VIF Technology Fund ("Technology Fund"), INVESCO VIF Total Return Fund ("Total Return Fund") and INVESCO VIF Utilities Fund ("Utilities Fund") (each a "Fund" and, collectively, the "Funds"), each a series of INVESCO Variable Investment Funds, Inc. (the "Company"), in connection with the solicitation of proxies from shareholders of the Funds by the board of directors (the "Board") of the Company for use at a special meeting of shareholders to be held on May 20, 1999 (the "Meeting"), and at any adjournment of the Meeting. This Proxy Statement will first be mailed to shareholders on or about March 23, 1999.

     For each Fund, one-third of the Fund's shares outstanding on March 12, 1999 (the "Record Date"), represented in person or by proxy, must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more of the proposals set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST that proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if a quorum is present with respect to each proposal, sufficient votes have been received, and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.


     The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by the Company prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.


     In order to reduce costs, the notices to a shareholder having more than one account in a Fund listed under the same social security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.


     As of the Record Date, each Fund had the following shares of common stock outstanding: 25,363.174 (Dynamics Fund); 25,600.244 (Growth Fund); 172,371.615
(Health Sciences Fund); 3,795,661.219 (High Yield Fund); 3,256,924.700
(Industrial Income Fund); 64,753.598 (Realty Fund); 131,187.086 (Small Company Growth Fund); 136,621.725 (Technology Fund); 2,195,915.778 (Total Return Fund); and 413,193.774 (Utilities Fund). All shares are owned of record by sub-accounts of separate accounts of life insurance companies. The separate accounts were established to fund benefits under variable annuity contracts and variable life insurance policies issued by the insurance companies. The separate accounts will vote shares of the Funds as instructed on the proxy cards by their contract or policy holders. If no instructions are specified on a proxy returned by a contract or policy holder, the separate accounts will vote the shares of the Fund represented thereby FOR each of the proposals. The separate accounts will vote shares for which no proxies are returned in the same proportions as the shares for which instructions are received. The solicitation of proxies, the cost of which will be borne half by INVESCO Funds Group, Inc. ("INVESCO"), the investment adviser and transfer agent of the Funds, and half by the Funds, will be made primarily by mail but will also be made by telephone or oral communications by representatives of INVESCO and INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies ("INVESCO Funds"), none of which will receive any compensation for these activities from the Funds, or by Shareholder Communications Corporation, professional proxy solicitors, which will be paid fees and expenses of up to approximately $9,300 for soliciting services. If votes are recorded by telephone, Shareholder Communications Corporation will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail, by facsimile or through a secure Internet site. Proxies voted by telephone, facsimile or Internet may be revoked at any time before they are voted at the meeting in the same manner that proxies voted by mail may be revoked.

     COPIES OF THE COMPANY'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST COPIES OF THESE REPORTS, WITHOUT CHARGE, BY WRITING TO INVESCO DISTRIBUTORS, INC., P.O. BOX 173706, DENVER, COLORADO 80217-3706, OR BY CALLING TOLL-FREE 1-800-646-8372.

     Except as set forth in Appendix A, INVESCO does not know of any person who owns beneficially 5% or more of the shares of any Fund. Directors and officers of the Company own in the aggregate less than 1% of the shares of each Fund.

     VOTE REQUIRED. Approval of Proposal 1 with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). This means that for each Fund, Proposal 1 must be approved by the lesser of (i) 67% of that Fund's shares present at a meeting of shareholders if the owners of more than 50% of that Fund's shares then outstanding are present in person or by proxy or (ii) more than 50% of that Fund's outstanding shares. A plurality of the votes of the Company cast at the meeting is sufficient to approve Proposal 2. Approval of Proposal 3 with respect to a Fund requires the affirmative vote of a majority of the votes of that Fund present at the Meeting, provided a quorum is present with respect to that Fund. Each outstanding full share of each Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If any Proposal is not approved by the requisite vote of shareholders of a Fund or the Company, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

PROPOSAL 1: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF
                                   THE FUNDS

     As required by the 1940 Act, each Fund has adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in the Funds' Statement of Additional Information. These fundamental restrictions may be changed only with shareholder approval. Restrictions that a Fund has not specifically designated as fundamental are considered to be "non-fundamental" and may be changed by the Board of the Company without shareholder approval.

     Some of the Funds' fundamental restrictions reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect. Also, as other INVESCO Funds have been created over the years, these funds have adopted substantially similar fundamental restrictions that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation. Accordingly, the Board has approved revisions to the Funds' fundamental restrictions in order to simplify, modernize and make the Funds' fundamental restrictions more uniform with those of the other INVESCO Funds.

     The Board believes that eliminating the disparities among the INVESCO Funds' fundamental restrictions will enhance management's ability to manage the Funds' assets efficiently and effectively in changing regulatory and investment environments and permit directors to review and monitor investment policies more easily. In addition, standardizing the fundamental investment restrictions of the INVESCO Funds will assist the INVESCO Funds in making required regulatory filings in a more efficient and cost-effective way. Although the proposed changes in fundamental restrictions will allow each Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in that Fund.

     The text and a summary description of each proposed change to each Fund's fundamental restrictions are set forth below, together with the text of each current corresponding fundamental restriction. The text below also describes any non-fundamental restrictions that would be adopted by the Board in conjunction with the revision of certain fundamental restrictions. Any non-fundamental restriction may be modified or eliminated by the Board at any future date without further shareholder approval.

     If approved by the shareholders of a Fund at the Meeting, the proposed changes to a Fund's fundamental restrictions will be adopted by the Fund. The Funds' Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Meeting.


A. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION


     Each Fund's current fundamental restriction on issuer diversification is as follows:

     The Fund may not, with respect to seventy-five percent (75%) of its total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if the purchase would cause the Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.

     The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

     The Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     The primary purpose of the revision is to revise the Funds' fundamental restriction on issuer diversification to conform to a restriction that is expected to become standard for all INVESCO Funds. If the proposed revision is approved, a Fund could invest without limit in other investment companies to the extent permitted by the 1940 Act. The proposed change would standardize the language of the Funds' fundamental restriction on issuer diversification and provide the Funds' managers with greater investment flexibility.

B. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION AND ADOPTION OF NON-FUNDAMENTAL RESTRICTION ON INDUSTRY CLASSIFICATION OF DOMESTIC AND FOREIGN BANKING


     Each Fund's current fundamental restriction on industry concentration is as follows:

     The Fund may not invest more than 25% of the value of its total assets in any particular industry (other than government securities), except that: (i) the Utilities Fund may invest more than 25% of the value of its total assets in public utilities industries; (ii) the Health Sciences Fund may invest more than 25% of the value of its total assets in one or more industries relating to health care; (iii) the Technology Fund may invest more than 25% of the value of its total assets in the technology industry; and (iv) the Realty Fund may invest more than 25% of the value of its total assets in the real estate industry.

     The Board recommends that shareholders of each Fund except the Utilities Fund, the Health Sciences Fund, the Technology Fund and the Realty Fund vote to replace that Fund's current fundamental restriction with the following fundamental restriction:

     The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     The Board recommends that shareholders of the Utilities Fund vote to replace the Utilities Fund's current fundamental restriction with the following fundamental restriction:


     The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund may invest more than 25% of the value of its total assets in utilities industries.


     The Board recommends that shareholders of the Health Sciences Fund vote to replace the Health Sciences Fund's current fundamental restriction with the following fundamental restriction:

     The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund may invest more than 25% of the value of its total assets in one or more industries relating to health care.

     The Board recommends that shareholders of the Technology Fund vote to replace the Technology Fund's current fundamental restriction with the following fundamental restriction:

     The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund may invest more than 25% of the value of its total assets in the technology industry.

     The Board recommends that shareholders of the Realty Fund vote to replace the Realty Fund's current fundamental restriction with the following fundamental restriction:

     The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund may invest more than 25% of the value of its total assets in the real estate industry.

     If the proposed revisions are approved, the Board will also adopt the following non-fundamental restriction:


     With respect to fundamental limitation ( ), domestic and foreign banking will be considered to be different industries.


     The primary purpose of the modification is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on concentration for greater uniformity and to avoid unintended limitations without materially altering the restriction. It is not expected that this revision will lead to any changes in the Funds' practices with respect to investment concentration.


C. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES


     Each Fund's current fundamental restriction on underwriting securities is as follows:

     The Fund may not act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

     The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

     The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities.

     The purpose of the proposal is to eliminate minor differences in the wording of each Fund's current fundamental restriction on underwriting for greater uniformity with the fundamental restrictions of other INVESCO Funds and to avoid unintended limitations.

D. MODIFICATION OF FUNDAMENTAL RESTRICTION ON BORROWING AND ADOPTION OF NON-FUNDAMENTAL RESTRICTION ON BORROWING.


     Each Fund's current fundamental restriction on borrowing securities is as follows:

     The Fund may not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

     The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

     The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).


     The primary purpose of the proposal is to eliminate differences between the INVESCO Funds' current restrictions on borrowing and those imposed by the 1940 Act. Currently, each Fund's fundamental restriction is significantly more limiting than the restrictions imposed by the 1940 Act in that it limits the purposes for which each Fund may borrow money for "temporary or emergency purposes." The proposed revision would eliminate the restrictions on the purposes for which each Fund may borrow money. The Board believes that this approach, making each Fund's fundamental restriction on borrowing no more limiting than is required under the 1940 Act, will maximize each Fund's flexibility for future contingencies.


     If the proposal is approved, the Board will adopt a non-fundamental policy with respect to borrowing for each Fund as follows:


     The Fund may borrow only from a bank or from an open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation ( )).


     The non-fundamental restriction reflects the current policy of the Funds that borrowing may only be done for temporary or emergency purposes. In addition to borrowing from banks, as permitted by the Funds' current policy, the non-fundamental restriction would permit the Funds to borrow from open-end funds managed by INVESCO or an affiliate or successor thereof. The Funds would not be able to do so, however, unless they obtain permission for such borrowings from the SEC. The non-fundamental restriction also clarifies that reverse repurchase agreements will be treated as borrowings.

     The Board believes that this approach, making each Fund's fundamental restriction on borrowing no more limiting than is required under the 1940 Act, while incorporating more strict limits on borrowing in a non-fundamental restriction, will maximize the Fund's flexibility for future contingencies.


E. ADOPTION OF FUNDAMENTAL RESTRICTION ON ISSUANCE OF SENIOR SECURITIES


     The Funds currently have no fundamental restriction regarding the issuance of senior securities. The Board recommends that shareholders of each Fund vote to adopt the following fundamental restriction:

     The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

     The primary purpose of the proposal is to adopt a fundamental restriction indicating the extent to which the Funds may issue "senior securities," a term that is generally defined to refer to fund obligations that have a priority over a fund's shares with respect to the distribution of fund assets or the payment of dividends. The Board believes that the adoption of the proposed fundamental restriction, which does not specify the manner in which senior securities may be issued and is no more limiting than is required under the 1940 Act, would maximize the Funds' borrowing flexibility for future contingencies and would conform to the fundamental restrictions of the other INVESCO Funds on the issuance of senior securities.


F. MODIFICATION OF FUNDAMENTAL RESTRICTION ON LOANS


     Each Fund's current fundamental restriction on loans is as follows:

     The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

     The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

     The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

     The primary purpose of the proposal is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on loans to achieve greater uniformity. The proposed changes to this fundamental restriction are relatively minor and would have no substantial effects on any Fund's lending activities or other investments.


G. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMMODITIES


     Each Fund's current fundamental restriction on the purchase of commodities is as follows:

     The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

     The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

     The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

     The proposed changes to this investment restriction are intended to conform the restriction to those of the other INVESCO Funds and to ensure that each Fund will have the maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Funds by the Board. Due to the rapid and continuing development of derivative products and the possibility of changes in the definition of "commodities," particularly in the context of the jurisdiction of the Commodities Futures Trading Commission, it is important for each Fund's fundamental restriction to be flexible enough to allow it to enter into hedging and other transactions using these products when doing so is deemed appropriate by INVESCO and is within the investment parameters established by the Board. To maximize that flexibility, the Board recommends that each Fund's fundamental restriction on commodities investments be clear in permitting the use of derivative products, even if the applicable non-fundamental investment restrictions of that Fund currently would not allow investment in one or more of the permitted transactions. The modification is not intended otherwise to modify any Fund's existing restriction on the purchase or sale of physical commodities.


H. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS


     The current fundamental restriction on real estate investments for each Fund except the Realty Fund is as follows:

     The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

     The current fundamental restriction on real estate investments for the Realty Fund is as follows:

     The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses. This restriction shall not prohibit the Realty Fund from directly holding real estate if such real estate is acquired by that Fund as a result of a default on debt securities held by that Fund.

     The Board recommends that shareholders of each Fund except the Realty Fund vote to replace that Fund's current fundamental restriction with the following fundamental restriction:

     The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     The Board recommends that shareholders of the Realty Fund vote to replace the Realty Fund's current fundamental restriction with the following fundamental restriction:

     The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). This restriction shall not prohibit the Fund from directly holding real estate if such real estate is acquired by the Fund as a result of a default on debt securities held by the Fund.

     In addition to conforming each Fund's fundamental restriction to that of the other INVESCO Funds, the proposed amendment of each Fund's fundamental restriction on investment in real estate more completely describes the types of real estate-related securities investments that are permissible for the Funds and would permit the Funds to purchase or sell real estate acquired as a result of ownership of securities or other instruments (e.g., through foreclosure on a mortgage in which a Fund directly or indirectly holds an interest). The Board believes that this clarification will make it easier for decisions to be made concerning each Fund's investments in real estate-related securities without materially altering the general restriction on direct investments in real estate or interests in real estate.


I. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN ANOTHER INVESTMENT COMPANY


     Each Fund's current fundamental restriction regarding investment in another investment company is as follows:

     The Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

     The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

     The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

     The proposed revision to each Fund's current fundamental restriction would ensure that the INVESCO Funds have uniform policies permitting each Fund to adopt a "master/feeder" structure whereby one or more INVESCO Funds invest all of their assets in another INVESCO Fund. The master/feeder structure has the potential, under certain circumstances, to minimize administration costs and maximize the possibility of gaining a broader investor base. Currently, none of the INVESCO Funds intend to establish a master/feeder structure; however, the Board recommends that each Fund's shareholders adopt a restriction that would permit this structure in the event that the Board determines to recommend the adoption of a master/feeder structure by any Fund. The proposed revision, unlike the current restriction, would require that any fund in which a Fund may invest under a master/feeder structure be advised by INVESCO or an affiliate thereof.

     If the proposal is approved, the Board will adopt a non-fundamental restriction for each Fund as follows:

        The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

     The primary purpose of this non-fundamental restriction is to conform to the other INVESCO Funds and to the 1940 Act requirements for investing in other investment companies. Adoption of this non-fundamental policy will enable each Fund to purchase the securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an exemption granted by the SEC. If a Fund did purchase the securities of another investment company, shareholders might incur additional expenses because the Fund would have to pay its ratable share of the expenses of the other investment company.


     REQUIRED VOTE. Approval of Proposal 1 with respect to each Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of
(i) 67% or more of the shares of that Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of that Fund are so present or represented, or (ii) more than 50% of the outstanding shares of that Fund. SHAREHOLDERS WHO VOTE "FOR" PROPOSAL 1 WILL VOTE "FOR" EACH PROPOSED CHANGE DESCRIBED ABOVE. THOSE SHAREHOLDERS WHO WISH TO VOTE AGAINST ANY OF THE SPECIFIC PROPOSED CHANGES DESCRIBED ABOVE MAY DO SO ON THE PROXY PROVIDED. ONLY THOSE SPECIFIC PROPOSED CHANGES APPROVED BY THE REQUIRED VOTE WILL BECOME EFFECTIVE.

                        THE BOARD UNANIMOUSLY RECOMMENDS
                    THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

               PROPOSAL 2: TO ELECT THE DIRECTORS OF THE COMPANY

     The Board has nominated the individuals identified below for election to the Board at the Meeting. The Company currently has ten directors. Vacancies on the Board are generally filled by appointment by the remaining directors. However, the 1940 Act provides that vacancies may not be filled by directors unless thereafter at least two-thirds of the directors shall have been elected by shareholders. To ensure continued compliance with this rule without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this Meeting to elect the current ten directors to hold office until the next meeting of shareholders. Consistent with the provisions of the Company's by-laws, and as permitted by Maryland law, the Company does not anticipate holding annual shareholder meetings. Thus, the directors will be elected for indefinite terms, subject to termination or resignation. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

     All of the Independent Directors (i.e., directors who are not "interested persons" of the Company, as such term is defined in the 1940 Act) now being proposed for election were nominated and selected by Independent Directors. Eight of the ten current directors are Independent Directors.

     The persons named as attorneys-in-fact in the enclosed proxy have advised the Company that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below.

     The nominees for director, their ages, a description of their principal occupations, the number of Company shares owned by each, and their respective memberships on Board committees are listed in the table below.


                                                                                NUMBER OF
                                                                                 COMPANY
                                                                           SHARES BENEFICIALLY
                                                           DIRECTOR OR            OWNED
                             PRINCIPAL OCCUPATION AND       EXECUTIVE          DIRECTLY OR
NAME, POSITION WITH        BUSINESS EXPERIENCE (DURING   OFFICER OF THE       INDIRECTLY ON        MEMBER OF
THE COMPANY, AND AGE           THE PAST FIVE YEARS)       COMPANY SINCE     DEC. 31, 1998 (1)      COMMITTEE
---------------------------------------------------------------------------------------------------------------
CHARLES W. BRADY,          Chief Executive Officer and        1993                      0        (3), (5), (6)
Chairman of the Board,     Director of AMVESCAP PLC,
Age 63*                    London, England, and of
                           various subsidiaries
                           thereof. Chairman of the
                           Board of INVESCO Global
                           Health Sciences Fund.

FRED A. DEERING,           Trustee of INVESCO Global          1993                 82.649        (2), (3), (5)
Vice Chairman of the       Health Sciences Fund.
Board, Age 71              Formerly, Chairman of the
                           Executive Committee and
                           Chairman of the Board of
                           Security Life of Denver
                           Insurance Company, Denver,
                           Colorado; Director of ING
                           American Holdings Company,
                           and First ING Life Insurance
                           Company of New York.

MARK H. WILLIAMSON,        President, Chief Executive         1998                      0           (3), (5)
President, Chief           Officer, and Director,
Executive Officer, and     INVESCO Distributors Inc.;
Director,                  President, Chief Executive
Age 47*                    Officer, and Director,
                           INVESCO; President, Chief
                           Operating Officer, and
                           Trustee, INVESCO Global
                           Health Sciences Fund.
                           Formerly, Chairman of the
                           Board and Chief Executive
                           Officer, NationsBanc
                           Advisors, Inc. (1995-1997);
                           Chairman of the Board,
                           NationsBanc Investments,
                           Inc. (1997-1998).

                                                                                NUMBER OF
                                                                                 COMPANY
                                                                           SHARES BENEFICIALLY
                                                           DIRECTOR OR            OWNED
                             PRINCIPAL OCCUPATION AND       EXECUTIVE          DIRECTLY OR
NAME, POSITION WITH        BUSINESS EXPERIENCE (DURING   OFFICER OF THE       INDIRECTLY ON        MEMBER OF
THE COMPANY, AND AGE           THE PAST FIVE YEARS)       COMPANY SINCE     DEC. 31, 1998 (1)      COMMITTEE
---------------------------------------------------------------------------------------------------------------
DR. VICTOR L. ANDREWS,     Professor Emeritus, Chairman       1993                 82.649        (4), (6), (8)
Director, Age 68           Emeritus and Chairman of the
                           CFO Roundtable of the
                           Department of Finance of
                           Georgia State University,
                           Atlanta, Georgia and
                           President, Andrews Financial
                           Associates, Inc. (consulting
                           firm). Formerly, member of
                           the faculties of the Harvard
                           Business School and the
                           Sloan School of Management
                           of MIT. Dr. Andrews is also
                           a director of the Sheffield
                           Funds, Inc.

BOB R. BAKER,              President and Chief                1993                 82.649        (3), (4), (5)
Director, Age 62           Executive Officer of AMC
                           Cancer Research Center,
                           Denver, Colorado, since
                           January 1989; until December
                           1988, Vice Chairman of the
                           Board, First Columbia
                           Financial Corporation,
                           Englewood, Colorado.
                           Formerly, Chairman of the
                           Board and Chief Executive
                           Officer of First Columbia
                           Financial Corporation.

LAWRENCE H. BUDNER,        Trust Consultant. Prior to         1993                 82.649        (2), (6), (7)
Director, Age 68           June 1987, Senior Vice
                           President and Senior Trust
                           Officer, InterFirst Bank,
                           Dallas, Texas.

                                                                                NUMBER OF
                                                                                 COMPANY
                                                                           SHARES BENEFICIALLY
                                                           DIRECTOR OR            OWNED
                             PRINCIPAL OCCUPATION AND       EXECUTIVE          DIRECTLY OR
NAME, POSITION WITH        BUSINESS EXPERIENCE (DURING   OFFICER OF THE       INDIRECTLY ON        MEMBER OF
THE COMPANY, AND AGE           THE PAST FIVE YEARS)       COMPANY SINCE     DEC. 31, 1998 (1)      COMMITTEE
---------------------------------------------------------------------------------------------------------------
DR. WENDY LEE GRAMM,       Self-employed (since 1993).        1997                 82.649           (4), (8)
Director, Age 54           Professor of Economics and
                           Public Administration,
                           University of Texas at
                           Arlington. Formerly,
                           Chairman, Commodities
                           Futures Trading Commission
                           (1988-1993); Administrator
                           for Information and
                           Regulatory Affairs, Office
                           of Management and Budget
                           (1985-1988); Executive
                           Director, Presidential Task
                           Force on Regulatory Relief;
                           Director, Federal Trade
                           Commission's Bureau of
                           Economics. Director of the
                           Chicago Mercantile Exchange;
                           Enron Corporation; IBP,
                           Inc.; State Farm Insurance
                           Company; Independent Women's
                           Forum; International
                           Republic Institute; and the
                           Republican Women's Federal
                           Forum.

KENNETH T. KING,           Presently retired. Formerly,       1993                 82.649        (2), (3), (5),
Director, Age 73           Chairman of the Board, The                                               (6), (7)
                           Capitol Life Insurance
                           Company, Providence
                           Washington Insurance
                           Company, and Director of
                           numerous U.S. subsidiaries
                           thereof. Formerly, Chairman
                           of the Board, The Providence
                           Capitol Companies in the
                           United Kingdom and Guernsey.
                           Until 1987, Chairman of the
                           Board, Symbion Corporation.

                                                                                NUMBER OF
                                                                                 COMPANY
                                                                           SHARES BENEFICIALLY
                                                           DIRECTOR OR            OWNED
                             PRINCIPAL OCCUPATION AND       EXECUTIVE          DIRECTLY OR
NAME, POSITION WITH        BUSINESS EXPERIENCE (DURING   OFFICER OF THE       INDIRECTLY ON        MEMBER OF
THE COMPANY, AND AGE           THE PAST FIVE YEARS)       COMPANY SINCE     DEC. 31, 1998 (1)      COMMITTEE
---------------------------------------------------------------------------------------------------------------
JOHN W. MCINTYRE,          Presently retired. Formerly,       1995                 82.649        (2), (3), (5),
Director, Age 68           Vice Chairman of the Board,                                                (7)
                           The Citizens and Southern
                           Corporation; Chairman of the
                           Board and Chief Executive
                           Officer, The Citizens and
                           Southern Georgia
                           Corporation; Chairman of the
                           Board and Chief Executive
                           Officer, The Citizens and
                           Southern National Bank.
                           Trustee of INVESCO Global
                           Health Sciences Fund and
                           Gables Residential Trust,
                           Employee's Retirement System
                           of Georgia, Emory
                           University, and J.M. Tull
                           Charitable Foundation;
                           Director of Kaiser
                           Foundation Health Plans of
                           Georgia, Inc.

DR. LARRY SOLL,            Presently retired. Formerly,       1997                 82.649           (4), (8)
Director, Age 56           Chairman of the Board (1987-
                           1994), Chief Executive
                           Officer (1982-1989 and
                           1993-1994) and President
                           (1982-1989) of Synergen Inc.
                           Director of Synergen Inc.
                           since incorporation in 1982.
                           Director of Isis
                           Pharmaceuticals, Inc.
                           Trustee of INVESCO Global
                           Health Sciences Fund.


---------------

  * Because of his affiliation with INVESCO, with the Funds' investment adviser, or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of the Company as that term is defined in the 1940 Act.
(1) As interpreted by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to that security. The persons listed have partial or complete voting and investment power with respect to their respective Fund shares.
(2) Member of the Audit Committee
(3) Member of the Executive Committee
(4) Member of the Management Liaison Committee
(5) Member of the Valuation Committee

(6) Member of the Compensation Committee
(7) Member of the Soft Dollar Brokerage Committee
(8) Member of the Derivatives Committee

     The Board has audit, management liaison, soft dollar brokerage and derivatives committees consisting of Independent Directors, and compensation, executive and valuation committees consisting of Independent Directors and non-independent directors. The Board does not have a nominating committee. The audit committee, consisting of four Independent Directors, meets quarterly with the Company's independent accountants and executive officers of the Company. This committee reviews the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. All of the recommendations of the audit committee are reported to the full Board. During the intervals between the meetings of the Board, the executive committee may exercise all powers and authority of the Board in the management of the Company's business, except for certain powers which, under applicable law and/or the Company's by-laws, may only be exercised by the full Board. All decisions by the executive committee are subsequently submitted for ratification by the Board. The management liaison committee meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of the Company, and to review legal and operational matters that have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The soft dollar brokerage committee meets periodically to review soft dollar transactions by the Company, and to review policies and procedures of the Company's adviser with respect to soft dollar brokerage transactions. The committee then reports on these matters to the Board. The derivatives committee meets periodically to review derivatives investments made by the Company. The committee monitors derivatives usage by the Company and the procedures utilized by the Company's adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Board. The committee then reports on these matters to the Board.


     Each Independent Director receives an annual retainer of $56,000 for their service to the INVESCO Funds. Additionally, each Independent Director receives $3,000 for in-person attendance at each board meeting and $1,000 for in-person attendance at each committee meeting. The chairmen of the audit and management liaison committees receive an annual fee of $4,000 for serving in such capacity.


     During the past fiscal year, the Board met four times, the audit committee met four times, the compensation committee met once, the management liaison committee met four times, the soft dollar brokerage committee met twice, and the derivatives committee met twice. The executive committee did not meet. During the Company's last fiscal year, each Director nominee attended 75% or more of the Board meetings and meetings of the committees of the Board on which he or she served.

     The Independent Directors nominate individuals to serve as Independent Directors, without any specific nominating committee. The Board ordinarily will not consider unsolicited director nominations recommended by the Funds' shareholders. The Board, including its Independent Directors, unanimously approved the nomination of the foregoing persons to serve as directors and directed that the election of these nominees be submitted to the Company's shareholders.

     The following table sets forth information relating to the compensation paid to directors during the last fiscal year:

                               COMPENSATION TABLE


                                 AMOUNTS PAID DURING THE MOST RECENT FISCAL YEAR BY THE COMPANY TO DIRECTORS
                          -----------------------------------------------------------------------------------------
                                               PENSION OR RETIREMENT                        TOTAL COMPENSATION FROM
                              AGGREGATE       BENEFITS ACCRUED AS PART   ESTIMATED ANNUAL     THE COMPANY AND THE
                          COMPENSATION FROM       OF THE COMPANY'S        BENEFITS UPON     OTHER 14 INVESCO FUNDS
NAME OF PERSON, POSITION   THE COMPANY(1)           EXPENSES(2)           RETIREMENTS(3)     PAID TO DIRECTORS(1)
-------------------------------------------------------------------------------------------------------------------
Fred A. Deering........        $ 8,748                $   386                 $  261               $103,700
Vice Chairman of the
Board and Director
Dr. Victor L. Andrews...         8,714                    369                    287                 80,350
Director
Bob R. Baker...........          8,738                    330                    385                 84,000
Director
Lawrence H. Budner.....          8,708                    369                    287                 79,350
Director
Daniel D. Chabris(4)...          6,437                    377                    236                 70,000
Director
Dr. Wendy L. Gramm.....          8,705                      0                      0                 79,000
Director
Kenneth T. King........          8,697                    394                    236                 77,050
Director
John W. McIntyre.......          8,709                      0                      0                 98,500
Director
Dr. Larry Soll.........          8,699                      0                      0                 96,000
Director
                               -------                -------                 ------               --------
TOTAL..................        $76,155                $ 2,225                 $1,692               $767,950
                               =======                =======                 ======               ========
AS A PERCENTAGE OF NET
ASSETS.................         0.0505%(5)             0.0015%(5)                                    0.0035%(6)


---------------

(1) The Vice Chairman of the Board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, and Independent Director members of the committees of the Company receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.
(2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.
(3) These figures represent the Funds' share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health Sciences Fund, which does not participate in this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are farther from retirement. With the exception of Drs. Soll and Gramm, each of these directors has served as director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan. Although Mr. McIntyre became eligible to participate in the Defined Benefit Deferred Compensation Plan as of November 1, 1998, he will not be included in the calculation of retirement benefits until November 1, 1999.

(4) Mr. Chabris retired as a director effective September 30, 1998.
(5) Total as a percentage of the Funds' net assets as of December 31, 1998.

(6) Total as a percentage of the 15 INVESCO Funds in the Complex's net assets as of December 31, 1998.


     The Company pays its Independent Directors, Board vice chairman, committee chairmen and committee members the fees described above. The Company also reimburses its Independent Directors for travel expenses incurred in attending meetings. Charles W. Brady, Chairman of the Board, and Mark H. Williamson, President, Chief Executive Officer, and Director, as "interested persons" of the Company and of other INVESCO Funds, receive compensation and are reimbursed for travel expenses incurred in attending meetings as officers or employees of INVESCO or its affiliated companies, but do not receive any director's fees or other compensation from the Company or other INVESCO Funds for their services as directors.

     The overall direction and supervision of the Company is the responsibility of the Board, which has the primary duty of ensuring that the Company's general investment policies and programs are adhered to and that the Company is properly administered. The officers of the Company, all of whom are officers and employees of and paid by INVESCO, are responsible for the day-to-day administration of the Company Fund. The investment adviser for the Company has the primary responsibility for making investment decisions on behalf of the Company. These investment decisions are reviewed by the investment committee of INVESCO.

     All of the officers and directors of the Company hold comparable positions with the following INVESCO Funds: INVESCO Bonds Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc. and INVESCO Multiple Asset Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc. and INVESCO Capital Appreciation Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust and INVESCO Treasurer's Series Trust.

     The Boards of the Funds managed by INVESCO have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the non-interested directors and trustees of the Funds. Under the Plan, each director or trustee who is not an interested person of the Funds (as defined in Section 2(a)(19) of the 1940 Act) and who has served for at least five years (a "Qualified Director") is entitled to receive, upon termination of service as director (normally at retirement age 72 or the retirement age of 73 or 74, if the retirement date is extended by the Boards for one or two years, but less than three years) continuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the Funds to the Qualified Director at the time of his or her retirement (the "Basic Benefit"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of any director whose retirement has been extended by the Board for three years, a Qualified Director shall receive quarterly payments at an annual rate equal to 50% of the Basic Benefit. These payments will continue for the remainder of the Qualified Director's life or ten years, whichever is longer (the

"Reduced Benefit Payments"). If a Qualified Director dies or becomes disabled after age 72 and before age 74 while still a director of the Funds, the First Year Retirement Benefit and Reduced Benefit Payments will be made to him or her or to his or her beneficiary or estate. If a Qualified Director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the Funds, the director will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to his or her beneficiary or estate. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Funds began making payments to Mr. Chabris as of October 1, 1998 under the Plan. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.


     The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. The deferred amounts have been invested in shares of certain INVESCO Funds. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any Fund shares that they may own directly or beneficially.


     REQUIRED VOTE. Election of each nominee as a director of the Company requires the affirmative vote of a plurality of the votes of the Company cast at the Meeting in person or by proxy.

                THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
                    UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                 VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 2.

     PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
                                  ACCOUNTANTS

     The Board of the Company, including all of its Independent Directors, has selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of each Fund, subject to ratification by each Fund's shareholders. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in any of the Funds. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

     The independent accountants examine annual financial statements for the Funds and provide other audit and tax-related services. In recommending the selection of PricewaterhouseCoopers LLP, the directors reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence.

     REQUIRED VOTE. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants with respect to a Fund requires the vote of a majority of the votes of that Fund present at the Meeting, provided a quorum is present with respect to that Fund.

                     THE BOARD UNANIMOUSLY RECOMMENDS THAT
                      SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

                  INFORMATION CONCERNING ADVISER, SUB-ADVISER,
                      DISTRIBUTOR AND AFFILIATED COMPANIES

     INVESCO, a Delaware corporation, serves as each Fund's investment adviser, and provides other services to each Fund and to the Company. Pursuant to agreements with INVESCO, INVESCO Capital Management, Inc. ("ICM") serves as investment sub-adviser to the Total Return Fund and INVESCO Realty Advisors, Inc. ("IRAI") serves as investment sub-adviser to the Realty Fund. INVESCO Distributors, Inc., a Delaware corporation that serves as each Fund's distributor ("IDI"), is a wholly owned subsidiary of INVESCO. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly owned subsidiary of AMVESCAP PLC.(1)

     The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. ICM's offices are located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. IRAI's offices are located at One Lincoln Center, Suite 700, 5400 LBJ Freeway, LB-2, Dallas, Texas, 75240. INVESCO currently serves as investment adviser of 14 open-end investment companies having approximate aggregate net assets in excess of $21.1 billion, as of December 31, 1998.

     The principal executive officers and directors of INVESCO and their principal occupations are:

     Mark H. Williamson, Chairman of the Board, President, Chief Executive Officer and Director, also, President and Chief Executive Officer of IDI; Charles P. Mayer, Senior Vice President and Director, also, Senior Vice President and Director of IDI; Ronald L. Grooms, Director, Senior Vice-President and Treasurer, also, Director, Senior Vice-President and Treasurer of IDI; Richard W. Healey, Senior Vice President and Director, also, Senior Vice President and Director of IDI; Timothy J. Miller, Senior Vice President and Director, also, Senior Vice President and Director of IDI; and Glen A. Payne, Senior Vice-President, Secretary and General Counsel, also Senior Vice-President, Secretary and General Counsel of IDI.

     The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237.

     INVESCO, as investment adviser, has contracted with ICM, as investment sub-adviser, to provide portfolio investment advisory services to the Total Return Fund. The principal executive officers and directors of ICM and their principal occupations are:


     Frank M. Bishop, President, Chief Executive Officer and Director; Edward C. Mitchell, Jr., Chairman of the Board; Terrence J. Miller, Deputy President and Director; Timothy J. Culler, Chief Investment Officer, Vice President, and Director; David Hartley, Chief Financial Officer and Treasurer; Julie A. Skaggs, Vice President and Secretary; Luis A. Aguilar, Vice President and Assistant Secretary; Stephen A. Dana, Vice President and Director; Thomas W. Norwood, Vice President and Director; Donald B. Saltee, Vice President and Director; Thomas L. Shields, Vice President and Director; Wendell M. Starke, Vice President and Director; A.D. Frazier, Director; and Deborah Lamb, Assistant Secretary.


---------------


1 The intermediary companies between INAH and AMVESCAP PLC are as follows:
  INVESCO, Inc., AMVESCAP Group Services, Inc., AVZ, Inc. and INVESCO North American Group, Ltd., each of which is wholly owned by its immediate parent.

     The address of each of the foregoing officers and directors is 1315 Peachtree Stree, N.E., Atlanta, Georgia 30309.

     INVESCO, as investment adviser, has contracted with IRAI, as investment sub-adviser, to provide portfolio investment advisory services to the Realty Fund. The principal executive officers and directors of IRAI and their principal occupations are:

     David A. Ridley, Chairman and Director; David N. Farmer, Executive Vice President; A.D. Frazier, Director; Shellie M. Sims, Vice President and Secretary; Deborah A. Lamb, Assistant Secretary; Ronald
     L. Ragsdale, Vice President and Assistant Secretary; and Dinah L. Monger, Treasurer and Assistant Secretary.

     The address of each of the foregoing officers and directors is One Lincoln Center, Suite 700, 5400 LBJ Freeway, LB-2, Dallas, Texas 75240.

     Pursuant to an Administrative Services Agreement between the Company and INVESCO, INVESCO provides administrative services to the Company, including sub-accounting and recordkeeping services and functions. For such services, the Funds pay INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at the annual rate of 0.015% per year of the average net assets of each Fund. INVESCO is also paid a fee by the Company for providing transfer agent services, including acting as the Company's registrar, transfer agent and dividend disbursing agent. During the fiscal year ended December 31, 1998, the Company paid INVESCO total compensation of $192,446 for such services.

                                 OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                             SHAREHOLDER PROPOSALS

     The Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Company, 7800 East Union Avenue, Denver, Colorado 80237. The Company has not received any shareholder proposals to be presented at this meeting.


                                          By order of the Board of Directors,

                                          /s/ Glen A. Payne
                                          --------------------------------
                                          Glen A. Payne
                                          Secretary

March 23, 1999

                                   APPENDIX A

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth the beneficial ownership of each Fund's outstanding equity securities as of March 12, 1999 by each beneficial owner of 5% or more of a Fund's outstanding equity securities.


                    BENEFICIAL OWNERS OF 5% OR MORE OF DYNAMICS FUND
                    ------------------------------------------------
                                                              AMOUNT AND NATURE
                      NAME AND ADDRESS                          OF OWNERSHIP      PERCENT
-----------------------------------------------------------------------------------------
INVESCO Funds Group Inc. ...................................      [25,287.0220]   [99.70%]
  Attn: Sheila Wendland                                            Record
  P.O. Box 173706
  Denver, CO 80217-3706



                     BENEFICIAL OWNERS OF 5% OR MORE OF GROWTH FUND
                     ----------------------------------------------
                                                              AMOUNT AND NATURE
                      NAME AND ADDRESS                          OF OWNERSHIP      PERCENT
-----------------------------------------------------------------------------------------
INVESCO Funds Group Inc. ...................................      [25,537.7640]   [99.76%]
  Attn: Sheila Wendland                                            Record
  P.O. Box 173706
  Denver, CO 80217-3706



                 BENEFICIAL OWNERS OF 5% OR MORE OF HEALTH SCIENCES FUND
                 -------------------------------------------------------
                                                              AMOUNT AND NATURE
                      NAME AND ADDRESS                          OF OWNERSHIP      PERCENT
------------------------------------------------------------------------------------------
Fortis Benefits Insurance Co................................     [137,234.7220]    [79.62%]
  Attn: Brian Perkins                                              Record
  P.O. Box 64284
  St. Paul, MN 55164-0284
INVESCO Funds Group Inc. ...................................      [25,065.8370]    [14.54%]
  Attn: Sheila Wendland                                            Record
  P.O. Box 173706
  Denver, CO 80217-3706
First Fortis Life Ins. Co. NY...............................      [10,013.3840]     [5.81%]
  Separate Account A                                               Record
  P.O. Box 64284
  St. Paul, MN 55164-0284



                    BENEFICIAL OWNERS OF 5% OR MORE OF HIGH YIELD FUND
                    --------------------------------------------------
                                                              AMOUNT AND NATURE
                      NAME AND ADDRESS                          OF OWNERSHIP      PERCENT
------------------------------------------------------------------------------------------
Great-West Life & Annuity...................................   [1,934,199.6150]    [50.96%]
  Unit Valuations 2T2                                              Record
  8515 E. Orchard Road
  Englewood, CO 80111-5002

                    BENEFICIAL OWNERS OF 5% OR MORE OF HIGH YIELD FUND
                    --------------------------------------------------
                                                              AMOUNT AND NATURE
                      NAME AND ADDRESS                          OF OWNERSHIP      PERCENT
------------------------------------------------------------------------------------------
Security Life Separate Account L1...........................     [733,570.4050]    [19.33%]
  Attn: Chris Smythe                                               Record
  Unit Valuations 2T2
  8515 E. Orchard Road
  Englewood, CO 80111-5002
Security Life Separate Account A1...........................     [534,908.0450]    [14.09%]
  Attn: Chris Smythe                                               Record
  Unit Valuations 2T2
  1001 N. Jefferson St.
  Wilmington, DE 19801-1493
Great American Reserve Insurance Company....................     [194,588.0430]     [5.13%]
  Attn: Separate Accounts C1B
  11825 North Pennsylvania St.
  Carmel, IN 46032-4555



                BENEFICIAL OWNERS OF 5% OR MORE OF INDUSTRIAL INCOME FUND
                ---------------------------------------------------------
                                                              AMOUNT AND NATURE
                      NAME AND ADDRESS                          OF OWNERSHIP      PERCENT
------------------------------------------------------------------------------------------
Great-West Life & Annuity...................................   [1,276,981.5870]    [39.21%]
  Unit Valuations 2T2                                              Record
  8515 E. Orchard Road
  Englewood, CO 80111-5002
Security Life Separate Account L1...........................     [588,885.7580]    [18.08%]
  Attn: Chris Smythe                                               Record
  Unit Valuations 2T2
  8515 E. Orchard Road
  Englewood, CO 80111-5002
Security Life Separate Account A1...........................     [488,037.9410]    [14.98%]
  Attn: Chris Smythe                                               Record
  Unit Valuations 2T2
  1001 N. Jefferson St.
  Wilmington, DE 19801-1493
Separate Account VA-5 of Transamerica Occidental Life
  Insurance Company.........................................     [247,123.3020]     [7.59%]
  Attn: Variable Annuity Dept                                      Record
  P.O. Box 33849
  Charlotte, NC 28233-3849
Annuity Investors Life Ins. Co..............................     [166,600.5810]     [5.12%]
  250 East Fifth St.                                               Record
  Cincinnati, OH 45202-4119

                      BENEFICIAL OWNERS OF 5% OR MORE OF REALTY FUND
                      ----------------------------------------------
                                                              AMOUNT AND NATURE
                      NAME AND ADDRESS                          OF OWNERSHIP      PERCENT
------------------------------------------------------------------------------------------
SAFECO Mutual Funds.........................................      [39,070.4410]    [60.34%]
  Attn: Steve Ballagh                                              Record
  P.O. Box 34890
  Seattle, WA 98124-1890
INVESCO Funds Group, Inc. ..................................      [25,582.7090]    [39.51%]
  Attn: Sheila Wendland
  P.O. Box 173706
  Denver, CO 80217-3706



               BENEFICIAL OWNERS OF 5% OR MORE OF SMALL COMPANY GROWTH FUND
               ------------------------------------------------------------
                                                              AMOUNT AND NATURE
                      NAME AND ADDRESS                          OF OWNERSHIP      PERCENT
------------------------------------------------------------------------------------------
Security Life Separate Account L1...........................     [106,195.4570]    [80.95%]
  Attn: Chris Smythe                                               Record
  Unit Valuations 2T2
  8515 E. Orchard Road
  Englewood, CO 80111-5002
INVESCO Funds Group Inc. ...................................      [24,911.6130]    [18.99%]
  Attn: Sheila Wendland                                            Record
  P.O. Box 173706
  Denver, CO 80217-3706



                    BENEFICIAL OWNERS OF 5% OR MORE OF TECHNOLOGY FUND
                    --------------------------------------------------
                                                              AMOUNT AND NATURE
                      NAME AND ADDRESS                          OF OWNERSHIP      PERCENT
------------------------------------------------------------------------------------------
Fortis Benefits Insurance Co................................     [111,140.1050]    [81.35%]
  Attn: Brian Perkins                                              Record
  P.O. Box 64284
  St. Paul, MN 55164-0284
INVESCO Funds Group Inc. ...................................      [21,304.8530]    [15.59%]
  Attn: Sheila Wendland                                            Record
  P.O. Box 173706
  Denver, CO 80217-3706



                   BENEFICIAL OWNERS OF 5% OR MORE OF TOTAL RETURN FUND
                   ----------------------------------------------------
                                                              AMOUNT AND NATURE
                      NAME AND ADDRESS                          OF OWNERSHIP      PERCENT
------------------------------------------------------------------------------------------
Great-West Life & Annuity...................................   [1,039,821.9110]    [47.41%]
  Unit Valuations 2T2                                              Record
  8515 E. Orchard Road
  Englewood, CO 80111-5002

                   BENEFICIAL OWNERS OF 5% OR MORE OF TOTAL RETURN FUND
                   ----------------------------------------------------
                                                              AMOUNT AND NATURE
                      NAME AND ADDRESS                          OF OWNERSHIP      PERCENT
------------------------------------------------------------------------------------------
Security Life Separate Account L1...........................     [547,109.4080]    [24.95%]
  Attn: Chris Smythe                                               Record
  Unit Valuations 2T2
  8515 E. Orchard Road
  Englewood, CO 80111-5002
Security Life Separate Account A1...........................     [347,489.0910]    [15.84%]
  Attn: Chris Smythe                                               Record
  Unit Valuations 2T2
  1001 N. Jefferson St.
  Wilmington, DE 19801-1493
Annuity Investors Life Ins. Co. ............................     [121,824.8600]     [5.55%]
  250 East Fifth St.                                               Record
  Cincinnati, OH 45202-4119



                    BENEFICIAL OWNERS OF 5% OR MORE OF UTILITIES FUND
                    -------------------------------------------------
                                                              AMOUNT AND NATURE
                      NAME AND ADDRESS                          OF OWNERSHIP      PERCENT
------------------------------------------------------------------------------------------
Security Life Separate Account A1...........................     [235,276.0950]    [56.94%]
  Attn: Chris Smythe                                               Record
  Unit Valuations 2T2
  1001 N. Jefferson St.
  Wilmington, DE 19801-1493
Security Life Separate Account L1...........................     [137,152.6610]    [33.19%]
  Attn: Chris Smythe                                               Record
  Unit Valuations 2T2
  8515 E. Orchard Road
  Englewood, CO 80111-5002
Southland Life Insurance Co. ...............................      [24,113.6530]     [5.84%]
  Southland Separate Account A1                                    Record
  02/25/94
  Attn: Dir. Mkt. Support Services
  5780 Powers Ferry Road
  Atlanta, GA 30327-4349

[Name and Address]


                            INVESCO VIF DYNAMICS FUND

                     INVESCO VARIABLE INVESTMENT FUNDS, Inc.


                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999


         This proxy is being solicited on behalf of the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO VIF Dynamics Fund ("Fund"), a series of the Company. The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


                     [X] KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                            INVESCO VIF DYNAMICS FUND

                     INVESCO VARIABLE INVESTMENT FUNDS, Inc.




VOTE ON DIRECTORS                                       FOR      WITHHOLD         FOR ALL
                                                        ALL         ALL           EXCEPT
2.   Election of the Company's Board of Directors:      [ ]         [ ]             [ ]       To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering; (3)                                           to vote, mark "For All
     Mark H. Williamson; (4) Dr. Victor L. Andrews;                                           Except" and write the
     (5) Bob R. Baker; (6) Lawrence H. Budner;                                                nominee's number on the
     (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King;                                            line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll.

VOTE ON PROPOSALS                                                                FOR         AGAINST        ABSTAIN
 1.  Approval of changes to the fundamental investment restrictions;             [ ]           [ ]            [ ]
 [ ] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN
     THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. IF YOU CHOOSE TO VOTE DIFFERENTLY
     ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE
     TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND
     INTERNET VOTING ARE AVAILABLE.

3.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's   [ ]           [ ]            [ ]
     Independent Public Accountants.



YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


----------------------------------------------  -------------------------------
Signature                                       Date


----------------------------------------------  -------------------------------
Signature (Joint Owners)                        Date

[Back]



To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. IF
YOU CHOOSE TO VOTE DIFFERENTLY ON INDIVIDUAL
RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY CARD. IF
YOU CHOOSE TO VOTE THE SAME ON ALL RESTRICTIONS
PERTAINING TO YOUR FUND, TELEPHONE AND INTERNET
VOTING ARE AVAILABLE.
                                              1._______________________________

[Name and Address]


                             INVESCO VIF GROWTH FUND

                     INVESCO VARIABLE INVESTMENT FUNDS, Inc.


                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999


         This proxy is being solicited on behalf of the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO VIF Growth Fund ("Fund"), a series of the Company. The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


                     [X] KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                             INVESCO VIF GROWTH FUND

                     INVESCO VARIABLE INVESTMENT FUNDS, Inc.



VOTE ON DIRECTORS                                       FOR      WITHHOLD          FOR ALL
                                                        ALL        ALL             EXCEPT
2.   Election of the Company's Board of Directors:      [ ]        [ ]               [ ]      To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering;  (3)                                          to vote, mark "For All
     Mark H. Williamson; (4) Dr. Victor L. Andrews;                                           Except" and write the
     (5) Bob R. Baker; (6) Lawrence H. Budner;                                                nominee's number on the
     (7) Dr. Wendy  Lee Gramm; (8) Kenneth T. King;                                           line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll.

VOTE ON PROPOSALS                                                                  FOR         AGAINST        ABSTAIN
 1.  Approval of changes to the fundamental investment restrictions;               [ ]           [ ]            [ ]
[ ]  To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN
     THE BOX AT LEFT and indicate the letters(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. IF YOU CHOOSE TO VOTE DIFFERENTLY
     ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE
     TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND
     INTERNET VOTING ARE AVAILABLE.

3.   Ratification of the selection of PricewaterhouseCoopers LLP as the            [ ]           [ ]            [ ]
     Independent Public Accountants.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


----------------------------------------------  -------------------------------
Signature                                       Date


----------------------------------------------  -------------------------------
Signature (Joint Owners)                        Date

[Back]



To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. IF
YOU CHOOSE TO VOTE DIFFERENTLY ON INDIVIDUAL
RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY CARD. IF
YOU CHOOSE TO VOTE THE SAME ON ALL RESTRICTIONS
PERTAINING TO YOUR FUND, TELEPHONE AND INTERNET
VOTING ARE AVAILABLE.
                                              1._______________________________

[Name and Address]


                        INVESCO VIF HEALTH SCIENCES FUND

                     INVESCO VARIABLE INVESTMENT FUNDS, Inc.


                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999


         This proxy is being solicited on behalf of the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO VIF Health Sciences Fund ("Fund"), a series of the Company. The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


                     [X] KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                        INVESCO VIF HEALTH SCIENCES FUND

                     INVESCO VARIABLE INVESTMENT FUNDS, Inc



VOTE ON DIRECTORS                                       FOR      WITHHOLD          FOR ALL
                                                        ALL        ALL             EXCEPT
2.   Election of the Company's Board of Directors:      [ ]        [ ]              [ ]       To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering;  (3)                                          to vote, mark "For All
     Mark H. Williamson;  (4) Dr. Victor L. Andrews;                                          Except" and write the
     (5) Bob  R.  Baker;   (6) Lawrence  H.  Budner;                                          nominee's number on the
     (7) Dr. Wendy  Lee Gramm;  (8) Kenneth T. King;                                          line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll.

VOTE ON PROPOSALS                                                                FOR         AGAINST        ABSTAIN
 1.  Approval of changes to the fundamental investment restrictions;             [ ]           [ ]            [ ]
[ ]  To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN
     THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. IF YOU CHOOSE TO VOTE DIFFERENTLY
     ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE
     TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND
     INTERNET VOTING ARE AVAILABLE.

3.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's   [ ]           [ ]            [ ]
     Independent Public Accountants.



YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


----------------------------------------------  -------------------------------
Signature                                       Date


----------------------------------------------  -------------------------------
Signature (Joint Owners)                        Date

[Back]




To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. IF YOU CHOOSE TO VOTE
DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU
MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE
TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING
TO YOUR FUND, TELEPHONE AND INTERNET VOTING
ARE AVAILABLE.
                                              1._______________________________

[Name and Address]


                           INVESCO VIF HIGH YIELD FUND

                     INVESCO VARIABLE INVESTMENT FUNDS, Inc.


                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999


         This proxy is being solicited on behalf of the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO VIF High Yield Fund ("Fund"), a series of the Company. The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


                     [X] KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                           INVESCO VIF HIGH YIELD FUND

                     INVESCO VARIABLE INVESTMENT FUNDS, Inc.



VOTE ON DIRECTORS                                       FOR      WITHHOLD          FOR ALL
                                                        ALL        ALL             EXCEPT
2.   Election of the Company's Board of Directors:      [ ]        [ ]              [ ]      To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering; (3)                                          to vote, mark "For All
     Mark H. Williamson; (4) Dr. Victor L. Andrews;                                          Except" and write the
     (5) Bob R. Baker; (6) Lawrence H. Budner;                                               nominee's number on the
     (7) Dr. Wendy  Lee Gramm; (8) Kenneth T. King;                                          line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll.

VOTE ON PROPOSALS                                                                FOR         AGAINST        ABSTAIN
 1.  Approval of changes to the fundamental investment restrictions;             [ ]           [ ]            [ ]
[ ]  To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN
     THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. IF YOU CHOOSE TO VOTE DIFFERENTLY
     ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE
     TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND
     INTERNET VOTING ARE AVAILABLE.

3.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's   [ ]           [ ]            [ ]
     Independent Public Accountants.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person



----------------------------------------------  -------------------------------
Signature                                       Date


----------------------------------------------  -------------------------------
Signature (Joint Owners)                        Date

[Back]




To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. IF YOU CHOOSE TO VOTE
DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU
MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE
TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING
TO YOUR FUND, TELEPHONE AND INTERNET VOTING
ARE AVAILABLE.
                                              1._______________________________

[Name and Address]


                       INVESCO VIF INDUSTRIAL INCOME FUND

                     INVESCO VARIABLE INVESTMENT FUNDS, Inc.


                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999


         This proxy is being solicited on behalf of the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO VIF Industrial Income Fund ("Fund"), a series of the Company. The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


                     [X] KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                       INVESCO VIF INDUSTRIAL INCOME FUND
              (a series of INVESCO VARIABLE INVESTMENT FUNDS, Inc.)


VOTE ON DIRECTORS                                       FOR      WITHHOLD          FOR ALL
                                                        ALL        ALL             EXCEPT
2.   Election of the Company's Board of Directors:      [ ]        [ ]              [ ]      To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering; (3)                                          to vote, mark "For All
     Mark H. Williamson; (4) Dr. Victor L. Andrews;                                          Except" and write the
     (5) Bob R. Baker; (6) Lawrence H. Budner;                                               nominee's number on the
     (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King;                                           line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll.

VOTE ON PROPOSALS                                                                FOR         AGAINST        ABSTAIN
 1.  Approval of changes to the fundamental investment restrictions;             [ ]           [ ]            [ ]
[ ]  To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN
     THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. IF YOU CHOOSE TO VOTE DIFFERENTLY
     ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE
     TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND
     INTERNET VOTING ARE AVAILABLE.

3.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's   [ ]           [ ]            [ ]
     Independent Public Accountants.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person


----------------------------------------------  -------------------------------
Signature                                       Date


----------------------------------------------  -------------------------------
Signature (Joint Owners)                        Date

[Back]




To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. IF YOU CHOOSE TO VOTE
DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU
MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE
TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING
TO YOUR FUND, TELEPHONE AND INTERNET VOTING
ARE AVAILABLE.
                                             1.________________________________

 [Name and Address]


                             INVESCO VIF REALTY FUND

                     INVESCO VARIABLE INVESTMENT FUNDS, Inc


                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999


         This proxy is being solicited on behalf of the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO VIF Realty Fund ("Fund"), a series of the Company. The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


                     [X] KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                             INVESCO VIF REALTY FUND
              (a series of INVESCO VARIABLE INVESTMENT FUNDS, Inc.)



VOTE ON DIRECTORS                                       FOR      WITHHOLD          FOR ALL
                                                        ALL        ALL             EXCEPT
2.   Election of the Company's Board of Directors:      [ ]        [ ]              [ ]      To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering; (3)                                          to vote, mark "For All
     Mark H. Williamson; (4) Dr. Victor L. Andrews;                                          Except" and write the
     (5) Bob R. Baker; (6) Lawrence H. Budner;                                               nominee's number on the
     (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King;                                           line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll.

VOTE ON PROPOSALS                                                                FOR         AGAINST        ABSTAIN
 1.  Approval of changes to the fundamental investment restrictions;             [ ]           [ ]            [ ]
[ ]  To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN
     THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. IF YOU CHOOSE TO VOTE DIFFERENTLY
     ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE
     TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND
     INTERNET VOTING ARE AVAILABLE.

3.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's   [ ]           [ ]            [ ]
     Independent Public Accountants.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person



----------------------------------------------  -------------------------------
Signature                                       Date


----------------------------------------------  -------------------------------
Signature (Joint Owners)                        Date

[Back]





To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. IF YOU CHOOSE TO VOTE
DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU
MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE
TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING
TO YOUR FUND, TELEPHONE AND INTERNET VOTING
ARE AVAILABLE.
                                              1._______________________________

[Name and Address]


                      INVESCO VIF SMALL COMPANY GROWTH FUND

                     INVESCO VARIABLE INVESTMENT FUNDS, Inc


                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999


         This proxy is being solicited on behalf of the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO VIF Small Company Growth Fund ("Fund"), a series of the Company. The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 E. Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


                     [X] KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                      INVESCO VIF SMALL COMPANY GROWTH FUND

                     INVESCO VARIABLE INVESTMENT FUNDS, Inc.



VOTE ON DIRECTORS                                       FOR      WITHHOLD          FOR ALL
                                                        ALL        ALL             EXCEPT
2.   Election of the Company's Board of Directors:      [ ]        [ ]              [ ]      To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering; (3)                                          to vote, mark "For All
     Mark H. Williamson; (4) Dr. Victor L. Andrews;                                          Except" and write the
     (5) Bob R. Baker; (6) Lawrence H. Budner;                                               nominee's number on the
     (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King;                                           line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll.

VOTE ON PROPOSALS                                                                FOR         AGAINST        ABSTAIN
 1.  Approval of changes to the fundamental investment restrictions;             [ ]           [ ]            [ ]
[ ]  To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN
     THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. IF YOU CHOOSE TO VOTE DIFFERENTLY
     ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE
     TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND
     INTERNET VOTING ARE AVAILABLE.

3.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's   [ ]           [ ]            [ ]
     Independent Public Accountants.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person



----------------------------------------------  -------------------------------
Signature                                       Date


----------------------------------------------  -------------------------------
Signature (Joint Owners)                        Date

[Back]



To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. IF YOU CHOOSE TO VOTE
DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU
MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE
TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING
TO YOUR FUND, TELEPHONE AND INTERNET VOTING
ARE AVAILABLE.
                                             1.________________________________

[Name and Address]


                           INVESCO VIF TECHNOLOGY FUND

                     INVESCO VARIABLE INVESTMENT FUNDS, Inc.

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999


         This proxy is being solicited on behalf of the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO VIF Technology Fund ("Fund"), a series of the Company. The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 E. Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


                     [X] KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                           INVESCO VIF TECHNOLOGY FUND

                     INVESCO VARIABLE INVESTMENT FUNDS, Inc.




VOTE ON DIRECTORS                                       FOR      WITHHOLD          FOR ALL
                                                        ALL        ALL             EXCEPT
2.   Election of the Company's Board of Directors:      [ ]        [ ]              [ ]      To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering; (3)                                          to vote, mark "For All
     Mark H. Williamson; (4) Dr. Victor L. Andrews;                                          Except" and write the
     (5) Bob R. Baker; (6) Lawrence H. Budner;                                               nominee's number on the
     (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King;                                           line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll.

VOTE ON PROPOSALS                                                                FOR         AGAINST        ABSTAIN
 1.  Approval of changes to the fundamental investment restrictions;             [ ]           [ ]            [ ]
[ ]  To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN
     THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. IF YOU CHOOSE TO VOTE DIFFERENTLY
     ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE
     TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND
     INTERNET VOTING ARE AVAILABLE.

3.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's   [ ]           [ ]            [ ]
     Independent Public Accountants.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.



----------------------------------------------  -------------------------------
Signature                                       Date


----------------------------------------------  -------------------------------
Signature (Joint Owners)                        Date

[Back]




To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. IF YOU CHOOSE TO VOTE
DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU
MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE
TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING
TO YOUR FUND, TELEPHONE AND INTERNET VOTING
ARE AVAILABLE.
                                              1._______________________________

                          INVESCO VIF TOTAL RETURN FUND

                     INVESCO VARIABLE INVESTMENT FUNDS, Inc.


                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999


         This proxy is being solicited on behalf of the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO VIF Total Return Fund ("Fund"), a series of the Company. The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 E. Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


                     [X] KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                          INVESCO VIF TOTAL RETURN FUND
                     INVESCO VARIABLE INVESTMENT FUNDS, Inc.


VOTE ON DIRECTORS                                       FOR      WITHHOLD          FOR ALL
                                                        ALL        ALL             EXCEPT
2.   Election of the Company's Board of Directors:      [ ]        [ ]              [ ]      To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering; (3)                                          to vote, mark "For All
     Mark H. Williamson; (4) Dr. Victor L. Andrews;                                          Except" and write the
     (5) Bob R. Baker; (6) Lawrence H. Budner;                                               nominee's number on the
     (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King;                                           line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll.

VOTE ON PROPOSALS                                                                FOR         AGAINST        ABSTAIN
 1.  Approval of changes to the fundamental investment restrictions;             [ ]           [ ]            [ ]
[ ]  To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN
     THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. IF YOU CHOOSE TO VOTE DIFFERENTLY
     ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE
     TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND
     INTERNET VOTING ARE AVAILABLE.

3.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's   [ ]           [ ]            [ ]
     Independent Public Accountants.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.



----------------------------------------------  -------------------------------
Signature                                       Date


----------------------------------------------  -------------------------------
Signature (Joint Owners)                        Date

[Back]



To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. IF YOU CHOOSE TO VOTE
DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU
MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE
TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING
TO YOUR FUND, TELEPHONE AND INTERNET VOTING
ARE AVAILABLE.
                                             1.________________________________

[Name and Address]


                           INVESCO VIF UTILITIES FUND

                     INVESCO VARIABLE INVESTMENT FUNDS, Inc.


                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999


         This proxy is being solicited on behalf of the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO VIF Utilities Fund ("Fund"), a series of the Company. The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 E. Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


                     [X] KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                           INVESCO VIF UTILITIES FUND

                     INVESCO VARIABLE INVESTMENT FUNDS, Inc.



VOTE ON DIRECTORS                                       FOR      WITHHOLD          FOR ALL
                                                        ALL        ALL             EXCEPT
2.   Election of the Company's Board of Directors:      [ ]        [ ]              [ ]      To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering; (3)                                          to, mark "For All
     Mark H. Williamson; (4) Dr. Victor L. Andrews;                                          Except" and write the
     (5) Bob R. Baker; (6) Lawrence H. Budner;                                               nominee's number on the
     (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King;                                           line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll.

VOTE ON PROPOSALS                                                                FOR         AGAINST        ABSTAIN
 1.  Approval of changes to the fundamental investment restrictions;             [ ]           [ ]            [ ]
[ ]  To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN
     THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. IF YOU CHOOSE TO VOTE DIFFERENTLY
     ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE
     TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND
     INTERNET VOTING ARE AVAILABLE.

3.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's   [ ]           [ ]            [ ]
     Independent Public Accountants.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.



----------------------------------------------  -------------------------------
Signature                                       Date


----------------------------------------------  -------------------------------
Signature (Joint Owners)                        Date

[Back]





To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. IF YOU CHOOSE TO VOTE
DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU
MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE
TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING
TO YOUR FUND, TELEPHONE AND INTERNET VOTING
ARE AVAILABLE.
                                              1._______________________________